UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material under §240.14a-12

NATERA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V69225-P25941 NATERA, INC. 13011 MCCALLEN PASS BUILDING A SUITE 100 AUSTIN, TEXAS 78753 NATERA, INC. 2025 Annual Meeting of Stockholders To be held virtually. Vote by Wednesday, June 11, 2025 11:59 PM Eastern Time You invested in NATERA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Natera, Inc. Annual Meeting of Stockholders to be held virtually on Thursday, June 12, 2025. Vote Virtually at the Meeting* Thursday, June 12, 2025 11:30 AM, Pacific Time Virtually at: www.virtualshareholdermeeting.com/NTRA2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to Thursday, May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V69226-P25941 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. To elect the three directors named below and in the proxy statement to serve as Class I directors until the annual meeting of stockholders to be held in 2028 and until their successors are duly elected and qualified. For Nominees: 01) Roy Baynes 02) Gail Marcus 03) Ruth Williams-Brinkley 2. To ratify the appointment of Ernst & Young LLP as Natera, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. To approve, on an advisory (non-binding) basis, the compensation of Natera, Inc.’s named executive officers as disclosed in the proxy statement. For 4. To approve an amendment to Natera’s Amended and Restated 2015 Equity Incentive Plan. For 5. Such other business as may properly come before the Annual Meeting or any adjournment thereof.